Exhibit 1.1

                          Bond Products Depositor LLC
                    (a Delaware Limited Liability Company)

                                $[___,000,000]

                     [Trust Certificates, Series 2003-[ ]]

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                              ________, 2003

BANC OF AMERICA SECURITIES LLC
[Other Underwriters]
c/o Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina  28255

Ladies and Gentlemen:

         Bond Products Depositor LLC, a Delaware limited liability company (the "Company"), proposes to sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, $[___,000,000] principal amount of its [Trust Certificates, Series 2003-[ ]] (the "Certificates"), to be issued under a trust agreement, dated as of [ ], 2003 (the "Standard Terms"), between the Company and [name of trustee], as trustee (the "Trustee"), as supplemented and amended by the Series 2003-[ ] Series Supplement, dated as of [ ], 2003 (the "Series Supplement" and together with the Standard Terms, the "Trust Agreement"). [To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representative as used herein shall mean you, as Underwriter, and the terms Representative and Underwriter shall mean either the singular or plural as the context requires.]

         Certain terms used in this underwriting agreement (the "Agreement") are defined in Section 17 hereof. In addition to those definitions, any references herein to the "Registration Statement," the "Base Prospectus," any "Preliminary Prospectus" or any "Final Prospectus" shall also be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Trust Agreement.

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties. The Company represents and warrants to and agrees with the Underwriters as of the date hereof and as of the Closing Date (as defined in Section 3 below) (each, a "Representation Date") as follows:

            (i) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (Registration Statement No. 333-_______) on Form S-3, including a related Base Prospectus, for registration under the Act of the offering and sale of the Certificates. The Company may have filed one or more amendments thereto, including a Preliminary Prospectus, each of which has previously been furnished to you. The Registration Statement, as so amended, has been declared effective by the Commission. The Company will next file with the Commission a Final Prospectus relating to the Certificates in accordance with Rules 430A and 424(b). The Company has included in such Registration Statement, as amended, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such Final Prospectus or such amendment and form of Final Prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415 (a)(1)(x).

            (ii) (a) On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Closing Date the Trust Agreement will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
(ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

            (iii) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or in the ability of the Company to consummate the transaction documents to which it is a party or to perform its obligations thereunder, in each case whether or not arising in the ordinary course of business (a "Material Adverse Effect"), and
(B) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company.

            (iv) Good Standing of the Company. The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has the power and authority to own its properties and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under each of the Transaction Documents to which it is a party; and the Company is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

            (v) Solicitation. The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any Certificates (except as contemplated by this Agreement).

            (vi) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

            (vii) Authorization of the Trust Agreement and the Certificates. The Trust Agreement has been duly authorized, executed and delivered by the Company (and the Trust Agreement has been qualified under the Trust Indenture
Act) and, assuming due authorization, execution and delivery of the Trust Agreement by the Trustee, the Trust Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Certificates have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company and the holder thereof shall be entitled to the benefits of the Trust Agreement enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Certificates will be in the form contemplated by, and each registered holder thereof, will be entitled to the benefits of the Trust Agreement.

            (viii) Descriptions of the Certificates and the Transaction Documents. The Certificates and the Transaction Documents, as of each Representation Date, conform and will conform, as applicable, in all material respects to the statements relating thereto contained in the Final Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

            (ix) Absence of Defaults and Conflicts. The Company is not in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated therein or in the Registration Statement and the Final Prospectus (including, the issuance and sale of the Certificates and the use of the proceeds from the sale of the Certificates as described in the Final Prospectus under the caption "Use of Proceeds") and the compliance by the Company with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or a default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such actions result in any violation of the provisions of the Organizational Documents of the Company or any applicable law, statute, rule, regulation, judgment, order, writ, decree of any Governmental Authority having jurisdiction over the Company or any of its assets, properties or operations.

            (x) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Authority, which is now pending, or, to the knowledge of the Company, threatened, against or affecting the Company (including routine litigation incidental to the business) which is not described in the Registration Statement and which, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which, individually or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof, the consummation of the transactions contemplated in the Transaction Documents or the performance by the Company of its obligations under any of the Transaction Documents; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary of the Company is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (xi) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Final Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

            (xii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any Governmental Authority is necessary or required in connection with the offering of the Certificates, for the due authorization, execution and delivery by the Company of the Transaction Documents or for the performance by the Company of its obligations under any of the Transaction Documents to which it is a party, except as have already been obtained or as may be required under the Act or state securities or blue sky laws.

            (xiii) Possession of Licenses and Permits. The Company owns or possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies as are necessary to conduct the business now operated by it other than those the absence of which would not have a Material Adverse Effect; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (xiv) Title to Assets. The Company has good and marketable title to all material assets owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Final Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such assets and do not interfere with the use made and proposed to be made of such assets by the Company.

            (xv) Investment Company Act. The Company is not, and upon the issuance and sale (as applicable) of the Certificates as herein contemplated and the application of the net proceeds therefrom as described in the Final Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") which is required to register as such.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters in connection with the offering of the Certificates shall be deemed a representation and warranty, as applicable, by the Company to the Underwriters as to the matters covered thereby.

         SECTION 2. Purchase and Sale. Subject to the terms and conditions hereof and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the Certificates, in the respective principal amounts set forth opposite such Underwriter's name in Schedule I hereto, at a purchase price equal to _________% of the principal amount thereof (the "Purchase Price").

         SECTION 3. Delivery and Payment. Delivery of and payment for the Certificates shall be made at 10:00 a.m., New York City time, on ___, 2003, or at such time on such later date not more than three (3) Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Certificates being herein called the "Closing Date"). Delivery of the Certificates shall be made to the Representative for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative, of the Purchase Price thereof to or upon the order of the Company by wire transfer payable in immediately available funds to an account specified by the Company. Delivery of the Certificates shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

         SECTION 4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Certificates for sale to the public as set forth in the Final Prospectus.

         SECTION 5. Agreements. The Company agrees with the several Underwriters that:

         (a) Prior to the termination of the offering of the Certificates, the Company will not file any amendment to the Registration Statement or any supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy of the same for your review prior to filing and will not file any such proposed amendment or supplement or Rule 462(b) Registration Statement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (1) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Certificates, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall become necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act, the Company promptly will (1) notify the Representative of such event, (2) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

         (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Company will furnish to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement, showing signatures (including exhibits thereto) and to each other Underwriter upon request a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

         (e) The Company will arrange, if necessary, for the qualification of the Certificates for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Certificates and will pay any fee of the National Association of Securities Dealers, Inc., in connection with any required review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Certificates, in any jurisdiction where it is not now so subject.

         (f) The Company will not take, directly or indirectly, any action designed to, or which it has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Certificates. The Company will use the proceeds of the offering as described in the Final Prospectus under "Use of Proceeds."

         (g) The Company, during the period when the Final Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Act and the Exchange Act within the time periods required by the same.

         SECTION 6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Certificates shall be subject to (a) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, (b) the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, (c) the performance by the Company of its obligations hereunder and (d) the satisfaction of the following additional conditions:

         (a) If the filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have requested and caused [counsel], to the Company, to have furnished to the Representative an opinion of the Company, dated the Closing Date and addressed to the Representative, to the effect that:

            (i) the Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has the power and authority to own its properties and to conduct its business as described in the Final Prospectus, and the Company is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect;

            (ii) there is no pending or threatened action, suit or proceeding by or before any Governmental Authority involving the Company or its property, which is required to be disclosed in the Registration Statement and which is not adequately disclosed in the Final Prospectus, and any description of the litigation and other proceedings included or incorporated by reference in the Registration Statement or Final Prospectus presents a fair and accurate summary of those matters;

            (iii) no consent, approval, authorization, filing with, or order of, any Governmental Authority is required in connection with the transactions contemplated herein, except as have been obtained under the Act and as may be required under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Underwriters (about which such counsel need express no opinion) in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

            (iv) none of the execution and delivery of this Agreement, the Trust Agreement or the Certificates, the issue and sale of the Certificates, or the consummation of any of the other transactions herein or therein contemplated or the fulfillment of the terms hereof or thereof, will conflict with, result in a breach or violation of, or constitute a default under (i) the Organizational Documents of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or is bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order, decree of any Governmental Authority applicable to the Company or any other authority having jurisdiction over the Company or any of its properties; which, with respect to
(ii) and (iii), such conflict, breach, violation or default is reasonably likely to have a Material Adverse Effect;

            (v) to the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed;

            (vi) except as set forth in the Final Prospectus, the Company possesses and is in compliance with all approvals, certificates, authorizations, licenses and permits issued by any state, federal or foreign regulatory agencies or bodies as is necessary to conduct its business as described in the Final Prospectus, except where the failure to possess and be in compliance with such approvals, certificates, authorizations, licenses and permits would not be reasonably likely to result in a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such approval, certificate, authorization, license or permit which, individually or in the aggregate, if it became the subject of an unfavorable decision, ruling or finding, would be reasonably likely to result in a Material Adverse Effect;

            (vii) this Agreement has been duly authorized, executed and delivered by the Company;

            (viii) the Trust Agreement has been duly authorized, executed and delivered by the Company (and the Trust Agreement has been qualified under the Trust Indenture Act) and, assuming due authorization, execution and delivery of the Trust Agreement by the Trustee, the Trust Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and

            (ix) the Certificates have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company and the holder thereof shall be entitled to the benefits of the Trust Agreement enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (c) The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, in its capacity as Special Counsel to the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, to the effect that:

            (i) each of the Transaction Documents is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

            (ii) the Registration Statement has become effective under the Act; any required filing of the Base Prospectus, any Preliminary Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) have been made in the manner and within the time periods required by Rule 424(b); and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened;

            (iii) The statements in the Final Prospectus under the caption "Underwriting", insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects;

            (iv) The statements in the Final Prospectus under the captions "Description of Certificates" and "Description of the Trust Agreement", insofar as such statements purport to summarize certain provisions of the documents referred to therein, fairly summarize such provisions in all material respects;

            (v) The Company is not, and upon application of the proceeds as described under the caption "Use of Proceeds" in the Final Prospectus will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended;

            (vi) Each of the Incorporated Documents, when it was filed, appeared on its face to be appropriately responsive in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that we do not express any opinion as to the financial statements and related notes and schedules and other financial data included therein or omitted therefrom or the exhibits thereto; and

            (vii) The Registration Statement, at the time it became effective, and the Final Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, except that in each case we do not express any opinion as to the financial statements and schedules and other financial data included or incorporated by reference therein or excluded therefrom, or the exhibits thereto, and, except to the extent expressly stated in paragraphs (iv) and
(v), we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus.

Furthermore, following the opinion paragraphs, Special Counsel to the Company shall state the following:

         "In addition, we have participated in conferences with managers and other representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company and you and your counsel at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed. We did not participate in the preparation of the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus and have made no independent check or verification thereof (other than in (iv) and (v) above), on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Registration Statement, at the time it became effective and as of the date hereof, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to the financial statements and schedules and other financial data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1."

         (d) The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, in its capacity as Special Tax Counsel to the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative that the statements set forth in the Final Prospectus under the caption "Certain Federal Income Tax Considerations" insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters discussed therein in all material respects.

         (e) The Representative shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Certificates, the Trust Agreement, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (f) The Company shall have furnished to the Representative a certificate of the Company, signed by its sole member or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

            (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

            (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

            (iii) since the date of the most recent information included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto); there has been no material change in the condition (financial or otherwise), earnings, business, properties or prospects of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

         (g) The Company shall have requested and caused [name of auditors] to have furnished to the Representative, at the Execution Time and at the Closing Date, a letter in form and substance satisfactory to the Representative and counsel for the Underwriters, confirming that they are nationally recognized independent public accountants within the meaning of the Act and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Final Prospectus (and any supplements thereto), agrees with the accounting records of the Company, excluding any questions of legal interpretation.

         (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease in the items specified in the letter or letters referred to in paragraph (f) of this
Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business, properties or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Certificates as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

         (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of [the Company's debt securities] by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change to a rating below Investment Grade.

         (j) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP,, at 4 Times Square, New York, New York 10036, on the Closing Date.

         SECTION 7. Payment of Expenses.

         (a) The Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, including (i) the costs associated with the preparation, printing and filing of the Registration Statement (including any financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the costs associated with the preparation, printing and delivery to the Underwriters of this Agreement, any agreement among Underwriters, the Trust Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Certificates, (iii) the costs associated with the preparation, issuance and delivery of the Certificates to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Certificates to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors or agents (including transfer agents and registrars) to the Company, as well as the fees and disbursements of the Trustee and its counsel, (v) the printing and delivery to the Underwriters of copies of each Preliminary Prospectus, and the Final Prospectus and any amendments or supplements thereto, (vi) the fees charged by nationally recognized statistical rating organizations for the rating of the Certificates, (vii) the qualification of the Certificates under securities laws in accordance with the provisions of Section 5(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the blue sky survey and any supplement thereto, and (viii) the cost of making the Certificates eligible for clearance and settlement through the facilities of The Depository Trust Company or any other depositary.

         (b) If the sale of the Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10(i) or (ii) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Banc of America Securities LLC on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Certificates.

         SECTION 8. Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act (each, an "Indemnified Party") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such Indemnified Party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its members, each of its officers who sign the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in [the last paragraph of the left column] on the cover page regarding delivery of the Certificates, the [third] paragraph under the heading "Underwriting" concerning concessions and reallowances and the [fifth, sixth and seventh] paragraphs under the heading "Underwriting" concerning over-allotment and stabilization transactions by the Underwriters constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Final Prospectus.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall have authorized the indemnified party to employ separate counsel at the expense of the indemnifying party, it being understood that the indemnifying party shall not be liable for more than one separate firm (in addition to one local firm in each jurisdiction) for all indemnified parties in each jurisdiction in which any claim or action arising out of the same general allegations or circumstances is brought. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not, without the prior written consent of the indemnified party, enter into any settlement or compromise or consent to the entry of any judgment.

         (d) In the event that the indemnity provided in paragraphs (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Certificates; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Certificates) be responsible for any amount in excess of the aggregate underwriting discounts and commissions applicable to the Certificates purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or by the Underwriters on the other, and the relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each member of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         SECTION 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Certificates set forth opposite their names in
Schedule I hereto bears to the aggregate principal amount of Certificates set forth opposite the names of all the remaining Underwriters) the Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Certificates, and if such nondefaulting Underwriters do not purchase all the Certificates, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five (5) Business Days, as the Representative shall determine in order that the required changes in the Underwriting Agreement, the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         SECTION 10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Certificates, if at any time prior to such time (i) there has been, subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), any change, or any development involving a prospective change, in or affecting the business or properties of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Certificates as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), or (ii) there has been, subsequent to the Execution Time, any decrease in the rating of any of [the Company's debt securities] to a level below Investment Grade by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating to a rating below Investment Grade, or
(iii) if trading in any security of the Company has been suspended or limited by the Commission, the New York Stock Exchange, or if trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, or (iv) a banking moratorium shall have been declared either by federal or New York State authorities, or (v) there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Certificates as contemplated by the Final Prospectus (exclusive of any supplement thereto), or (vi) there shall have occurred a material disruption in securities settlement, payment or clearance services in the United States.

         SECTION 11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, members, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         SECTION 12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered, telefaxed or sent by electronic mail to Banc of America Securities LLC (fax no.: (704) 386-9928) at 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered, telefaxed or sent by electronic mail to [address], Attention of [name] (fax no: [fax number]).

         SECTION 13. Successors. This Agreement will inure to the benefit of and be binding, upon the parties hereto and their respective successors and the officers, directors, members, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         SECTION 14. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         SECTION 16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         SECTION 17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Applicable Laws" means the laws, rules and regulations of the State of Delaware, the laws, rules and regulations of the State of New York and the federal laws of the United States of America.

         "Base Prospectus" shall mean the prospectus referred to in Section 1(a) above contained in the Registration Statement at the Effective Date.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law, executive order or regulation to close in New York City.

         "Commission" shall mean the Securities and Exchange Commission.

         "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "Final Prospectus" shall mean the prospectus supplement relating to the Certificates that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

         "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than the Company) in the transactions contemplated by the Transaction Documents or because of such parties' legal or regulatory status or because of any other facts specifically pertaining to such parties.

         "Governmental Authority" means any court, arbitration tribunal, regulatory body, administrative agency or governmental body of the State of Delaware, the State of New York or the United States of America having jurisdiction over the Company under Applicable Law.

         "Incorporated Documents" means the documents prepared and filed by the Company pursuant to the Exchange Act, and incorporated by reference into the Final Prospectus as of the date hereof.

         "Investment Grade" shall mean "BBB-" or above in the case of ratings assigned by Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. and its successors (or its equivalent under any successor ratings category of Standard & Poor's Rating Services and its successors), "Baa3" or above in the case of ratings assigned by Moody's Investors Service, Inc. and its successors (or its equivalent under any successor ratings category of Moody's Investors Service, Inc. and its successors), or "BBB-" or above in the case of ratings assigned by Fitch IBCA, Inc. and its successors (or its equivalent under any successor ratings category of Fitch IBCA, Inc. and its successors).

         "Organizational Documents" shall mean the certificate of formation as certified by the Secretary of State of the State of Delaware and the limited liability company agreement of the Company.

         "Preliminary Prospectus" shall mean any preliminary prospectus supplement which describes the Certificates and the offering thereof and is used prior to filing of the Final Prospectus, together with the Base Prospectus.

         "Registration Statement" shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

         "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

         "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

         "Rule 430A Information" shall mean information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

         "Transaction Documents" shall refer collectively to the Trust Agreement and this Agreement.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,

                                            BOND PRODUCTS DEPOSITOR LLC


                                            By:_______________________
                                                 Name:
                                                 Title:



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BANC OF AMERICA SECURITIES LLC
[NAMES OF OTHER UNDERWRITERS]

By:  BANC OF AMERICA SECURITIES LLC


By:____________________________________
     Name:
     Title:

                                  SCHEDULE I

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                                                               Principal Amount
                  Underwriters                                 of Certificates
                                                               to be Purchased
-------------------------------------------------------------------------------
Banc of America Securities LLC................................   $

[name of other underwriter]...................................   $

[name of other underwriter]...................................   $

Total.........................................................   $

-------------------------------------------------------------------------------